SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 30, 2008
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                      000-25831                          11-2208052
--------------------------------------------------------------------------------
(State or other                 (Commission                        (IRS Employer
 jurisdiction of                File Number)                      Identification
 incorporation)                                                      Number)


4710 Eisenhower Boulevard, Tampa, FL                                  33634
------------------------------------                                  -----
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code                (813) 579-3200
                                                                 --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

     On August 30, 2008 the United States Bankruptcy Court for the Middle District of Florida signed an order approving NetWolves Corporation's Third Amended Joint Disclosure Statement and confirming its Third Amended Joint Plan of Reorganization. Pursuant to the Plan, all issued and outstanding shares of NetWolves Corporation's Common Stock, Series A, Series B and Series C Preferred Stock have been cancelled, effective September 1, 2008. Accordingly, all shares of previously outstanding Common Stock, Series A, Series B and Series C
Preferred Stock are cancelled and are no longer in effect. Refer to www.jennisbowen.com for a full description of the Disclosure Statement and Plan.


Item 9.01       Financial Statements and Exhibits
                ---------------------------------

     99   Order Confirming Debtors' Joint Chapter 11 Plan of Reorganization.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NETWOLVES CORPORATION

                                          By: /s/ Scott E. Foote
                                              ------------------------
                                                  Scott E. Foote
                                               Chief Executive Officer


Dated:    September 2, 2008